iShares®

iShares, Inc.

Supplement dated September 27, 2010

to the Prospectus dated January 1, 2010 (the “Prospectus”)

for the iShares MSCI Emerging Markets Index Fund (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus.

Effective immediately, the Fund will be able to invest directly in Russian securities as opposed to holding ADRs. As a result, the following paragraphs supplement the existing disclosure in the “Summary of Principal Risks” section of the Prospectus on pages S-3 and S-4.

Commodity Exposure Risk. The Fund invests in Russia, which is susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets may cause the Fund’s portfolio to lose value.

Privatization Risk. Russia has privatized certain entities and industries; privatized entities may lose money or be re-nationalized.

Russian Securities Risk. Investing in Russian securities involves significant risks, including risks associated with settlement of portfolio transactions and the risk of loss of the Fund’s ownership rights in its portfolio securities, as a result of the system of share registration and custody in Russia.

Securities Market Risk. Russian securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

The following paragraphs supplement the existing disclosure in the “A Further Discussion of Principal Risks” section of the Prospectus from pages 2 to 9.

Commodity Exposure Risk. The energy, materials, and agriculture sectors of Russia’s economy account for a large portion of its exports. Any changes in these sectors or fluctuations in the commodity markets could have an adverse impact on the Russian economy. Commodity prices may be influenced or characterized by unpredictable factors, including, where applicable, high volatility, changes in supply and demand relationships, weather, agriculture, trade, pestilence, changes in interest rates and monetary and other governmental policies, action and inaction. Securities of companies held by the Fund that are dependent on a single commodity, or are concentrated in a single commodity sector, may typically exhibit even higher volatility attributable to commodity prices.

Privatization Risk. Russia has privatized certain entities and industries. Historically, investors in some recently privatized entities have suffered losses due to the inability of the recently privatized company to adjust quickly to a competitive environment or changing regulatory and legal standards or, in some cases, due to re-nationalization of such privatized entities. There is no assurance that such losses will not recur.

Russian Securities Risk. Investing in Russian securities involves significant risks, in addition to those described under “Emerging Markets Risk” and “Non-U.S. Securities Risks” that are not typically associated with investing in U.S. securities, including:

■	the risk of delays in settling portfolio transactions and the risk of loss arising out of the system of share registration and custody used in Russia;

■

risks in connection with the maintenance of the Fund’s portfolio securities and cash with foreign subcustodians and securities depositories, including the risk that appropriate sub-custody arrangements will not be available to the Fund;

■

the risk that the Fund’s ownership rights in portfolio securities could be lost through fraud or negligence as a result of the fact that ownership in shares of Russian companies is recorded by the companies themselves and by registrars, rather than a central registration system; and

■

the risk that the Fund may not be able to pursue claims on behalf of its shareholders because of the system of share registration and custody, and because Russian banking institutions and registrars are not guaranteed by the government.

Securities Market Risk. The Russian Trading System Stock Exchange may trade a smaller number of securities than do more established exchanges, and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States (and other developed countries). In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities.

The following paragraphs supplement the “Structural Risks” section on page 6 of the Prospectus.

Economic Risk. Russia has experienced currency devaluations, high rates of inflation and high government debt, causing a negative effect on the Russian economy and securities market. Russia has also experienced severe economic recessions and was severely affected by the recent global financial crisis.

Labor Risk. A significant portion of the workforce in Russia is unionized and certain regions and sectors of these countries have experienced very high unemployment rates and periods of labor and social unrest.

Heavy Government Control and Regulation. Despite significant recent reform and privatization, the Russian government continues to control a large share of economic activity in the region. The Russian government owns shares in corporations in a range of sectors including banking, energy production, and distribution, automobiles, transportation and telecommunications. Government spending in Russia remains high compared to that of other European countries.

Political and Social Risk. Russian national and regional governments remain authoritarian although Russia is undergoing a transition to a more market-oriented economic model. Disparities of wealth, the pace and success of democratization and ethnic, religious and racial disaffection have led to social turmoil, violence and labor unrest in Eastern Europe. Unanticipated or sudden political or social developments may result in sudden and significant investment losses.

If you have any additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A.
IS-A-EEM-S3

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE

iShares®

iShares, Inc.

Supplement dated September 27, 2010

to the Statement of Additional Information dated January 1, 2010 (the “SAI”)

for the iShares MSCI Index Funds

The information in this Supplement updates information in, and should be read in conjunction with, the SAI.

Effective immediately, the following paragraphs are inserted after the “Risks of Investing in Non-U.S. Equity Securities” paragraph on page 10 of the SAI:

Risks of Investing in Russia. Investing in the Russian securities market involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Risks include the absence of developed legal structures governing private and foreign investments and private property; the possibility of the loss of all or a substantial portion of the Fund’s assets invested in Russia as a result of expropriation; certain national policies which may restrict the Fund’s investment opportunities, including, without limitation, restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and potentially greater price volatility in, significantly smaller capitalization of, and relative illiquidity of, the Russian market. There can also be no assurance that the Fund’s investments in these companies would not be expropriated, nationalized or otherwise confiscated. In the event of the settlement of any such claims or such expropriation, nationalization or other confiscation, the Fund could lose its entire investment. In addition, it may be difficult and more costly to obtain and enforce a judgment in the Russian court system.

Russia may also be subject to a greater degree of economic, political and social instability than is the case in other developed countries. Such instability may result from, among other things, the following: (i) an authoritarian government or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection.

The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products and oil and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products. Any acts of terrorism or armed conflicts in Russia or internationally could have an adverse effect on the financial and commodities markets and the global economy. As Russia produces and exports large amounts of crude oil and gas, any acts of terrorism or armed conflict causing disruptions of Russian oil and gas exports could negatively affect the Russian economy and, thus, adversely affect, financial condition, results of operations or prospects.

The Russian government may exercise substantial influence over many aspects of the private sector and may own or control many companies. Future government actions could have a significant effect on the economic conditions in Russia, which could have a negative impact on private sector companies. There is also the possibility of diplomatic developments that could adversely affect investments in Russia. In recent years, the Russian government has begun to take bolder steps to re-assert its regional geopolitical influence (including military steps). Such steps may increase tensions between Russia and its neighbors and Western countries and may negatively affect economic growth.

If you have any additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A.	IS-SAI-08-S3

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE